Exhibit 10(1)(2)

AMENDMENT NO. 1

TO

ALLTEL CORPORATION PROFIT-SHARING PLAN

(January 1, 2002 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 2001, (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

                      1.  Effective as of January 5, 2002, Appendix B of the Plan is amended by adding a new subsection (gg) at the end thereof to provide as follows:

(gg)                                    For an Employee who was an employee of Euronet USA, Inc. or EFT Network Services, LLC d/b/a DASH Network (“Euronet”) immediately prior to January 5, 2002, and became an Employee on January 5, 2002, the Employee’s period or periods of employment with Euronet prior to January 5, 2002.  Notwithstanding the immediately preceding sentence or any other provision of the Plan, including this Appendix B, the Employee’s period or periods of employment with Euronet prior to January 5, 2002 shall not be counted as Years of Eligibility Service for determining whether the Employee is a Participant who is eligible to receive an allocation of forfeitures pursuant to Section 13.03 for the Plan Year ending December 31, 2002.

                      2.  Effective as of October 31, 2002, Appendix B of the Plan is amended by adding a new subsection (hh) at the end thereof to provide as follows:

(hh)                                     For an Employee who was an employee of Accenture LLP (“Accenture”) immediately prior to October 31, 2002, and became an Employee on October 31, 2002, the Employee’s period or periods of employment with Accenture prior to October 31, 2002.  Notwithstanding the immediately preceding sentence or any other provision of the Plan, including this Appendix B, the Employee’s period or periods of employment with Accenture prior to October 31, 2002 shall not be counted as Years of Eligibility Service for determining whether the Employee is a Participant who is eligible to receive an allocation of forfeitures pursuant to Section 13.03 for the Plan Year ending December 31, 2002.

                      3.  Effective as of January 1, 2002, Section 9.04 of the Plan is amended by adding a new subsection (f) at the end thereof to provide as follows:

(f)                                                Notwithstanding any other provision of the Plan, including subsection (a) of this Section 9.04, the following shall apply:

(1)                                  For an Employee who was an employee of Accucomm Telecommunications Inc. (“Accucomm”) immediately prior to January 7, 2002, and became an Employee on January 7, 2002, the Employee’s period or periods of employment with Accucomm prior to January 7, 2002 shall not be counted as Years of Eligibility Service for determining whether the Employee is a Participant who is eligible to receive an allocation of forfeitures pursuant to Section 13.03 for the Plan Year ending December 31, 2002.

(2)                                  For an Employee who was an employee of CenturyTel, Inc. (“CenturyTel”) immediately prior to August 1, 2002, and became an Employee on August 1, 2002, the Employee’s period or periods of employment with CenturyTel prior to August 1, 2002 shall not be counted as Years of Eligibility Service for determining whether the Employee is a Participant who is eligible to receive an allocation of forfeitures pursuant to Section 13.03 for the Plan Year ending December 31, 2002.

                      4.  Effective as of January 5, 2002, Appendix C of the Plan is amended by adding a new subsection (gg) at the end thereof to provide as follows:

(gg)                                    For an Employee who was an employee of Euronet USA, Inc. or EFT Network Services, LLC d/b/a DASH Network (“Euronet”) immediately prior to January 5, 2002, and became an Employee on January 5, 2002, the Employee’s period or periods of employment with Euronet prior to January 5, 2002.

                      5.  Effective as of October 31, 2002, Appendix C of the Plan is amended by adding a new subsection (hh) at the end thereof to provide as follows:

(hh)                                     For an Employee who was an employee of Accenture LLP (“Accenture”) immediately prior to October 31, 2002, and became an Employee on October 31, 2002, the Employee’s period or periods of employment with Accenture prior to October 31, 2002.

                      6.  Effective as of January 5, 2002, Appendix D of the Plan is amended by adding subsection (b) at the end thereof to provide as follows:

(b)                                           Each person who

(i)                                                  was an active employee of Euronet USA or EFT Network Services, LLC d/b/a DASH Network and became an Employee on January 5, 2002;

(ii)                                               met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

7.  Effective as of January 7, 2002, Appendix D of the Plan is amended by adding subsection (c) at the end thereof to provide as follows:

(c)                                            Each person who

(i)                                                  was an active employee of Accucomm Telecommunications Inc. and became an Employee on January 7, 2002;

(ii)                                              met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

8.  Effective as of August 1, 2002, Appendix D of the Plan is amended by adding subsection (d) at the end thereof to provide as follows:

(d)                                           Each person who

(i)                                                  was an active employee of CenturyTel, Inc. and became an Employee on August 1, 2002 or pursuant to the Purchase Agreement between CenturyTel, Inc. and ALLTEL effective July 31, 2002;

(ii)                                              met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

9.  Effective as of August 1, 2002, Appendix D of the Plan is amended by adding subsection (e) at the end thereof to provide as follows:

(e)                                            Each person who

(i)                                                  was an active employee of Verizon South Inc. and became an Employee on August 1, 2002;

(ii)                                              met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

10.  Effective as of June 17, 2002, Appendix D of the Plan is amended by adding subsection (f) at the end thereof to provide as follows:

(f)                                              Each person who

(i)                                                  was an active employee of Harris Trust Savings Bank and became an Employee on June 17, 2002;

(ii)                                              met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

11.  Effective as of October 31, 2002, Appendix D of the Plan is amended by adding subsection (g) at the end thereof to provide as follows:

(g)                                           Each person who

(i)                                                  was an active employee of Accenture LLP and became an Employee on August 1, 2002;

(ii)                                              met the eligibility requirements to become a Participant on or before the last day of the 2002 Plan Year; and

(iii)                                           is not otherwise eligible for an allocation of Employer Contribution for the 2002 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2002 Plan Year as provided in this Appendix D.

                IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 14 day of March, 2003.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford
	Title:	President & CEO